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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



                   Date of Report (Date of earliest event reported)
                                  November 19, 1996
                                  -----------------



                           Commission File Number: 0-20034



                               BROADWAY & SEYMOUR, INC.
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)



          DELAWARE                                            41-1522214
          --------                                            ----------
(State or other jurisdiction                               (I.R.S. Employer
     of incorporation)                                  Identification Number)



    128 SOUTH TRYON STREET, CHARLOTTE NORTH CAROLINA                  28202
    ------------------------------------------------               ---------
        (Address of principal executive offices)                   (Zip code)



                                    (704) 372-4281
                                    --------------
                 (Registrant's telephone number, including area code)



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                                     Page 1 of 7

Broadway & Seymour, Inc.
Form 8-K Current Report Dated November 19, 1996


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On November 19, 1996, Broadway & Seymour, Inc., a Delaware corporation ("BSI" or the "Company"), sold all of the issued and outstanding capital stock of the Company's wholly owned subsidiary, Corbel & Co. ("Corbel"), pursuant to a Stock Purchase Agreement with SunGard Investment Ventures, Inc. ("SunGard").
The consideration paid to the Company at closing of this transaction was approximately $13.5 million. An additional $.5 million will be paid to the Company twenty four months after the effective date, subject to certain holdback provisions. Also, the Company may be entitled to receive an earnout payment, equal to 115% of the amount by which the revenues of Corbel exceed a specified threshold during the one-year period beginning on January 1, 1997, up to a maximum of $3.5 million. If the Corbel revenues do not exceed that threshold during the period, the earnout shall be zero.

         For the pro forma presentations herein, the Company has included an update through September 30, 1996 of the pro forma effects of the transaction involving the sale of certain assets and liabilities to Fidelity Investments Institutional Services Company, Inc. ("Fidelity") on May 15, 1996. With respect to this transaction, the Company had previously filed a Current Report on Form 8-K, dated May 15, 1996 (incorporated by reference).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  Financial Statements of Business Acquired.

         Not applicable.

    (b)  Pro Forma Financial Information.

              Pro Forma condensed consolidated financial information (unaudited) of Broadway & Seymour, Inc. as of September 30, 1996 and for the year ended December 31, 1995 and the nine months ended September 30, 1996.


    (c)  Exhibits.

         2.1 Stock Purchase Agreement, dated November 19, 1996 by and among Broadway & Seymour, Inc., and SunGard Investment Ventures, Inc. The Exhibits and Schedules referenced in the table of contents and elsewhere in the Stock Purchase Agreement have been omitted and will be furnished to the Commission upon request.

         99.1 Text of Press Release of Broadway & Seymour, Inc. dated November 20, 1996.








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
Broadway & Seymour, Inc.
Form 8-K Current Report Dated November 19, 1996



                PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                             OF BROADWAY & SEYMOUR, INC.
                                     (UNAUDITED)


         The following information sets forth, for the periods and dates indicated, unaudited pro forma condensed consolidated financial information for Broadway & Seymour, Inc. This pro forma information is derived from the historical consolidated financial statements and reflects the unaudited condensed consolidated results of operations as if the transactions referred to in Item 2 had occurred as of January 1, 1995, for the year ending December 31, 1995 and as of January 1, 1996 for the nine months ending September 30, 1996. The unaudited pro forma condensed consolidated balance sheet reflects the Corbel transaction as if it had occurred on September 30, 1996. The effects of the Fidelity transaction, which occurred on May 15, 1996, are already reflected in the historical balance sheet as of September 30, 1996.

         The unaudited pro forma condensed financial information reflects (1) the estimated impact of the sale of Corbel to SunGard, (2) the estimated impact of the sale of net assets to Fidelity (previously reported on a Form 8-K report dated May 15, 1996) and (3) the decrease in interest expense resulting from the assumed repayment of borrowings with proceeds from the sale transactions.

         The net gains from these transactions are not reflected in the unaudited pro forma condensed consolidated statement of operations for the periods presented, nor has any interest income from the assumed investment of excess cash during the periods been reflected.

         The unaudited pro forma condensed consolidated financial information is not necessarily indicative of the consolidated results of operations had the transactions actually been consummated on the assumed dates and should be read in conjunction with the historical financial statements of Broadway & Seymour, Inc. included in its respective filings on Form 10-K and Form 10-Q.





















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

Broadway & Seymour, Inc.
Form 8-K Current Report Dated November 19, 1996



                               Broadway & Seymour, Inc.
               Unaudited Pro Forma Condensed Consolidated Balance Sheet
                               As of September 30, 1996
                                    (In thousands)

                                                      (a)
                                     Historical   Adjustments    Pro Forma
                                     ----------   -----------    ---------
ASSETS
Current assets:
  Cash and cash equivalents           $ 2,613       $12,864       $15,477
  Receivables                          21,363        (1,675)       19,688
  Inventories                           2,144           (62)        2,082
  Deferred income taxes                 5,697        (1,044)        4,653
  Other current assets                    922          (131)          791
                                      -------       -------       -------
    Total current assets               32,739         9,952        42,691

Property and equipment, net             7,651        (1,153)        6,498

Software costs                          7,029        (2,184)        4,845

Intangible assets                      19,756       (12,090)        7,666

Other assets                              301           (89)          212
                                      -------       -------       -------
                                      $67,476       $(5,564)      $61,912
                                      =======       =======       =======

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Notes payable and current portion
   of long-term debt                  $   306       $  (306)      $     -
  Accounts payable-trade                7,412          (331)        7,081
  Estimated liabilities for contract    3,347             -         3,347
  Other accrued liabilities             7,623            50         7,673
  Deferred revenue                      8,127        (1,463)        6,664
  Income taxes payable                  1,830           270         2,100
                                      -------       -------       -------
    Total current liabilities          28,645        (1,780)       26,865
                                      -------       -------       -------

Long-term debt                            306          (306)            -
                                      -------       -------       -------

Deferred tax liabilities                7,096        (3,681)        3,415
                                      -------       -------       -------

Other liabilities                         467          (435)           32
                                      -------       -------       -------
Stockholders' equity:
  Common stock                             90             -            90
  Paid-in capital                      35,706             -        35,706
  Retained earnings                    (4,834)          638        (4,196)
                                      -------       -------       -------
                                       30,962           638        31,600
                                      -------       -------       -------
                                      $67,476       $(5,564)      $61,912
                                      =======       =======       =======

(a)  Corbel Transaction Adjustments
   (i) Reflects the assumed sale of Corbel to SunGard on 9/30/96 for cash proceeds of $13.5 million at closing and the estimated gain on the sale, net of income taxes;
  (ii) Reflects the assumed repayment of borrowings and the accrual of certain costs arising in connection with the sale of Corbel.








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

Broadway & Seymour, Inc.
Form 8-K Current Report Dated November 19, 1996


                               Broadway & Seymour, Inc.
          Unaudited Pro Forma Condensed Consolidated Statement of Operations
                     For the Nine Months Ended September 30, 1996
                        (In thousands, except per share data)



                                                                    (a)          (b)
                                                    Historical  Adjustments    Adjustments      Pro Forma
                                                    ----------  -----------    -----------      ---------

Net Revenue                                           $67,836     $ (7,443)      $(15,176)        $45,217
                                                      -------     --------       --------         -------

Operating Expenses:
 Cost of revenue                                       54,608       (8,908)        (8,346)         37,354
 Research and development                               4,849            -         (1,289)          3,560
 Sales and marketing                                    9,022       (1,145)        (1,925)          5,952
 General and administrative                             7,475         (237)        (1,142)          6,096
 Restructuring and impairment charge                    2,145            -              -           2,145
                                                      -------     --------       --------         -------
       Total operating expenses                        78,099      (10,290)       (12,702)         55,107
                                                      -------     --------       --------         -------
Operating income (loss)                               (10,263)       2,847         (2,474)         (9,890)

Gain on disposition of non-strategic business units     7,843       (7,773)             -              70
Interest income (expense)                                (217)         317             17             117
                                                      -------     --------       --------         -------
Income (loss) before income taxes                      (2,637)      (4,609)        (2,457)         (9,703)

Income tax benefit (provision)                           (761)       2,596          1,050           2,885
                                                      -------     --------       --------         -------
Net Income (loss)                                     $(3,398)    $ (2,013)      $ (1,407)        $(6,818)
                                                      =======     ========       ========         =======

Net Income (loss) per common and
  common equivalent share:                            $ (0.38)                                    $ (0.77)
                                                      =======                                     =======
Weighted average common and common
  equivalent shares outstanding                         8,903                                       8,903


(a) Fidelity Transaction Adjustments:
   (i) Reflects decrease in revenue, costs and expenses resulting from the assumed January 1, 1996 sale of certain net assets to Fidelity;
  (ii) Reflects an adjustment to the gain on disposition of non-strategic business units for the nonrecurring gain related to the Fidelity transaction.
 (iii) Reflects the decrease in interest expense resulting from the assumed repayment of borrowings as of January 1, 1996;
  (iv) Reflects the income tax effects from the assumed change in the loss before income taxes for the period based on the Company's effective tax rate.
(b) Corbel Transaction Adjustments:
   (i) Reflects decrease in revenue, costs and expenses resulting from the assumed January 1, 1996 sale of Corbel to SunGard;
  (ii) Reflects the decrease in interest expense resulting from the assumed repayment of borrowings as of January 1, 1996;
 (iii) Reflects the income tax effects from the assumed change in the loss before income taxes for the period based on the Company's effective tax rate.




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

Broadway & Seymour, Inc.
Form 8-K Current Report Dated November 19, 1996


                               Broadway & Seymour, Inc.
          Unaudited Pro Forma Condensed Consolidated Statement of Operations
                         For the Year Ended December 31, 1995
                        (In thousands, except per share data)


                                                           (a)          (b)
                                            Historical   Adjustments  Adjustments      Pro Forma
                                            ----------   -----------  -----------      ---------
Net Revenue                                  $114,738     $(15,494)    $(18,513)        $80,731
                                             --------     --------     --------         -------
Operating Expenses:
 Cost of revenue                               93,607      (21,011)     (11,519)         61,077
 Research and development                       6,729            -         (727)          6,002
 Sales and marketing                           15,760       (3,051)      (2,669)         10,040
 General and administrative                    11,566         (700)      (1,099)          9,767
 Restructuring and impairment charge            2,921            -            -           2,921
                                             --------     --------     --------         -------
     Total operating expenses                 130,583      (24,762)     (16,014)         89,807
                                             --------     --------     --------         -------
Operating income (loss)                       (15,845)       9,268       (2,499)         (9,076)

Interest income (expense)                        (493)         561           25              93
                                             --------     --------     --------         -------
Income (loss) before income taxes             (16,338)       9,829       (2,474)         (8,983)

Income tax benefit (provision)                  4,958       (3,145)       1,041           2,854
                                             --------     --------     --------         -------
Net Income (loss)                            $(11,380)    $  6,684     $ (1,433)        $(6,129)
                                             ========     ========     ========         =======

Net income (loss) per common and
  common equivalent share:                   $  (1.26)                                  $ (0.68)
                                             ========                                   =======

Weighted average common and common
  equivalent shares outstanding                 9,043                                     9,043


(a) Fidelity Transaction Adjustments:
  (i) Reflects decrease in revenue, costs and expenses resulting from the assumed January 1, 1995 sale of certain net assets to Fidelity;
 (ii) Reflects the decrease in interest expense resulting from the assumed repayment of borrowings as of January 1, 1995;
(iii) Reflects the income tax effects from the assumed change in the loss before income taxes for the period based on the Company's effective tax rate.
(b) Corbel Transaction Adjustments:
  (i) Reflects decrease in revenue, costs and expenses resulting from the assumed January 1, 1995 sale of Corbel to SunGard;
 (ii) Reflects the decrease in interest expense resulting from the assumed repayment of borrowings as of January 1, 1995;
(iii) Reflects the income tax effects from the assumed change in the loss before income taxes for the period based on the Company's effective tax rate.




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


Broadway & Seymour, Inc.
Form 8-K Current Report Dated November 19, 1996





                                      SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 BROADWAY & SEYMOUR, INC.

   December 3, 1996               /s/ David A. Finley
   ----------------             -----------------------------------------------
         Date                     David A. Finley, Executive Vice President and
                                  Chief Financial Officer














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